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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     December 5, 2000

                            AMERISTAR CASINOS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                                   0-22494                         88-0304799
 (State or other jurisdiction of           (Commission File Number)      (IRS Employer Identification
incorporation or organization)                                                    Number)

3773 Howard Hughes Parkway, Suite 490 South
Las Vegas, Nevada                                                                      89109
(Address of principal executive offices)                                             (Zip Code)

                                 (702) 567-7000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On December 5, 2000, the Registrant issued a press release (the "Press Release") announcing that it had received the required consents to certain proposed amendments to the indenture relating to the Registrant's 10-1/2% Senior Subordinated Notes due 2004, Series B (the "Notes"). The Press Release also announced that the Registrant anticipates that the supplemental indenture containing the proposed amendments will be executed imminently. The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.

     This Report contains certain forward-looking statements. These forward-looking statements generally can be identified by the context of the statement or the use of words such as the Registrant or its management "believes," "anticipates," "intends," "expects," "plans," or words of similar meaning. Similarly, statements that describe the Registrant's future plans, objectives, strategies or goals are forward-looking statements. Although management believes that the assumptions underlying the forward-looking statements are reasonable, these assumptions and the forward-looking statements are subject to various factors, risks and uncertainties, many of which are beyond the control of the Registrant, including, but not limited to, uncertainties concerning the execution of a supplemental indenture. Accordingly, actual results could differ from those contemplated by the forward-looking statements contained in this Report.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a) - (b) Not applicable.

     (c) Exhibits.

     20.1 December 5, 2000 press release of the Registrant.
















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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AMERISTAR CASINOS, INC.


December 7, 2000                     By:  /s/ Gordon R. Kanofsky
(Date)                                   ------------------------------
                                         Gordon R. Kanofsky
                                         Senior Vice President of Legal Affairs

Exhibit Number            Description of Exhibit          Method of Filing
20.1                      Press Release of Ameristar      Filed electronically herewith
                          Casinos, Inc. dated November
                          December 5, 2000










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